UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 28, 2000
                               ------------------
                Date of Report (Date of earliest event reported)


                          GARB-OIL & POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


              Utah                         0-14859               87-0274134
              ----                         --------              ----------
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                        1588 South Main Street, Suite 200
                            Salt Lake City, UT 84115
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (801) 832-9865
                               -------------------
                         (Registrant's telephone number,
                              including area code)


                                10 Exchange Place
                            Salt Lake City, UT 84111
                            ------------------------
                         (Former name or former address,
                          if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a) Effective April 28, 2000, the Registrant dismissed Hansen, Barnett & Maxwell ("HBM") as its certifying accountant. HBM's report dated September 10, 1999 on the Registrant's consolidated balance sheet as of June 30, 1999 and 1998 and the related consolidated statements of operations, comprehensive income (loss), stockholders' deficit and cash flows for each of the three years in the period ended June 30, 1999 and for the period from January 14, 1981 through June 30, 1999 included the following statement:

                  The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in developing technology related to production of electricity by burning used rubber, pyrolysis (extraction of oil, carbon, and steel from used tires). As discussed in Note 1 to the consolidated financial statements, the Company's operating losses since inception and the deficit accumulated during the development stage raise substantial doubt about its ability to continue as a going concern. Management's plan concerning these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(b)      The Registrant's board of directors approved dismissal of HBM.

(c) During the Registrant's three most recent fiscal years ended June 30, 1999, 1998 and 1997 and the interim period subsequent to June 30, 1999, there were no disagreements, as defined in Regulation S-K Item 304, with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(d) The Registrant has provided HBM with a copy of this report prior to filing this report with the Securities and Exchange Commission. The Registrant has requested HBM to furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this report and if not, stating the respects in which it does not agree. The Registrant shall file the letter as an exhibit to this report and has requested that HBM provide the letter as promptly as possible so that the Registrant can file the letter within 10 business days after the filing of this report.

(e) On April 28, 2000, the Registrant engaged HJ & Associates, LLC to perform its audits and provide various accounting services thereafter. The Registrant and HJ & Associates, LLC did not consult prior to such date regarding any reportable matter.

Item 7.  Financial Statements and Exhibits.

         Exhibit 1 - Letter from Hansen, Barnett & Maxwell.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GARB-OIL & POWER CORPORATION

Date: April 28, 2000                            By: /s/ John C. Brewer
                                                    --------------------------
                                                    John C. Brewer, President

EXHIBIT 1

        HANSEN, BARNETT & MAXWELL
        A Professional Corporation
       CERTIFIED PUBLIC ACCOUNTANTS
                                                         (801) 532-2200
    Member of AICPA Division of Firms                   Fax (801) 532-7944
             Member of SECFS                      345 East 300 South, Suite 200
Member of Summit International Associates        Salt Lake City, Utah 84111-2693




April 28, 2000



Securities and Exchange Commission
Washington, D.C.

RE:  Garb-Oil and Power Corporation

We have read the statements Garb-Oil and Power Corporation made in its Form 8-K dated April 28, 2000 regarding changes in the registrant's certifying accounts. We agree with the statements made therein.


                                           /s/  Hansen, Barnett & Maxwell

                                             HANSEN, BARNETT & MAXWELL